EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VitaNova Life Sciences Corporation (the “Company”) on Form 10-Q for the period ended January 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rose Kelly, Chief Executive Officer and President, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rose Kelly
Rose Kelly
Chief (Principal) Executive Officer and President
March 16, 2026